Exhibit 99.5
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	82

Chapter 11	For the Period FROM:	8/1/2008

Case No. LA 01-44828-SB (Substantively Consolidated with	TO:	8/31/2008

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement # 1		$268,333.21	$65,956.21
A. Total Receipts per all Prior Interim Statements		$11,386,548.82	$10,081,558.51	$1,198,161.47
B. Less: Total Disbursements per all Prior Statements		$10,465,241.50	$9,942,512.11	$32,667.05
C. Beginning Balance		$1,189,640.53	$205,002.61	$1,165,494.42
D. Receipts during Current Period

Description

08/01/2008	Wire Transfer		$35,000.00
08/06/2008	Vision Films			$31,415.16
08/14/2008	Wire Transfer		$45,000.00
08/22/2008	Compact Collections	$33,811.10
08/28/2008	Wire Transfer		$25,000.00
08/29/2008	interest	$1,767.27
TOTAL RECEIPTS THIS PERIOD		$35,578.37	$105,000.00	$31,415.16	—

E. Balance Available (C plus D)		$1,225,218.90	$310,002.61	$1,196,909.58	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 82	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

Wire	08/01/2008	ADP		$15.00
Wire	08/01/2008	Wire Transfer	$35,000.00
Wire	08/08/2008	ADP		$82.96
1238	08/08/2008	AT & T		$269.84
1239	08/08/2008	Bonded Services		$6,393.88
1240	08/08/2008	Brandon & Morner-Ritt		$14,937.62
1241	08/08/2008	Stutman Treister & Glatt		$6,195.03
1242	08/08/2008	AT & T		$83.17
1243	08/08/2008	Xerox		$20.83
Wire	08/11/2008	ADP		$5,160.12
8529	08/12/2008	Payroll		$1,358.58
8530	08/12/2008	Payroll		$7,370.83
8531	08/12/2008	Payroll		$2,893.10
Wire	08/14/2008	Wire Transfer	$45,000.00
Wire	08/15/2008	ADP		$102.96
1244	08/15/2008	Hollywood Creative Directory		$249.95
1245	08/15/2008	Kevin Marino		$520.97
1246	08/15/2008	Point 360		$3,986.40
1247	08/15/2008	Recall		$1,055.88
1248	08/22/2008	Alice Neuhauser		$394.23
1249	08/22/2008	Arrowhead		$23.93
1250	08/22/2008	Blue Shield		$293.00
1251	08/22/2008	Health Net		$4,524.12
1252	08/22/2008	New Beginnings Enterprises		$4,720.30
Wire	08/26/2008	ADP		$5,064.09
8532	08/26/2008	Payroll		$1,358.57
8533	08/26/2008	Payroll		$7,251.29
8534	08/26/2008	Payroll		$2,893.10
1253	08/28/2008	AT & T		$83.15
1254	08/28/2008	Kevin Marino		$251.10
1255	08/28/2008	New Wave Entertainment		$1,825.00
1256	08/28/2008	Personnel Concepts		$37.37
1257	08/28/2008	AT & T		$264.16
Wire	08/28/2008	Wire Transfer	$25,000.00
Wire	08/29/2008	ADP		$98.58
Wire	08/29/2008	City National Bank			$50.00
TOTAL DISBURSEMENTS THIS PERIOD:			$105,000.00	$79,779.11	$50.00	—

G. Ending Balance (E less F)			$1,120,218.90	$230,223.50	$1,196,859.58	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 82	Page 3 of 3

H.	(1)	Collateral Account:
		a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b) Account Number:	323221556
	(2)	Concentration Account:
		a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£217,580.75	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£244,364.10	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$32,619.35
Denial Venture	1890-69-6501	$240,403.18
Cracker LLC	1891-04-1665	$15,475.06
Swing	323-518095	$11,951.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession